United States
Securities and Exchange Commission

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2008

First Citizens BancShares, Inc. (Exact name of registrant as specified in its charter)

Delaware	0-16715	56-1528994
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4300 Six Forks Road
Raleigh, North Carolina		27609
(Address of principal executive offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [   ]     Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)
     [   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [   ]     Pre-commencement communications pursuant to Rule 13e-4(c)  under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other events

Registrant previously announced its plan to merge its two wholly-owned banking subsidiaries First-Citizens Bank & Trust Company and IronStone Bank.
At this time, Registrant has delayed any further action related to the merger of those two entities.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:                      December 23, 2008                                By:  /s/ KENNETH A. BLACK
                                                                                                   Kenneth A. Black
   Vice President and Chief Financial Officer